EXHIBIT  99.2
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                        HARLEYSVILLE NATIONAL CORPORATION
                                  CERTIFICATION
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


        In connection with the Harleysville National Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Gregg J. Wagner, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                /s/  Gregg  J.  Wagner
                                ------------------------------
                                Executive  Vice  President  and
                                Chief  Financial  Officer
                                Harleysville  National  Corporation

 Date:   November  12,  2002